UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2006 (October 4, 2006)

Affordable Residential Communities Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31987	84-1477939
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

7887 E. Belleview Avenue, Suite 200, Englewood, CO  80111
(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code:   303-383-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

In May 2006, Affordable Residential Communities Inc. (the “Company”) entered into contracts to sell two communities, necessitating the recasting of financial statements as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.  A copy of these recast financial statements, including selected financial data and management’s discussion and analysis of financial condition and results of operation, as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, is attached hereto as Exhibit 99.1 and is incorporated herein by reference and all references and descriptions to the financial statements are qualified in their entirety by their terms.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

Exhibit 99.1

Recast financial statements, including selected financial data and management’s discussion and analysis of financial condition and results of operation, as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2006

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

	By:	/s/ Scott L. Gesell
Scott L. Gesell
Executive Vice President